Filed under Rule 497(k) Registration No. 811-3738

VALIC COMPANY I

Supplement to the Summary Prospectus dated October 1, 2012

At a meeting held on April 22 - 23, 2013, the Board of Directors (the “Board”) of VALIC Company I (“VC I”), including a majority of the directors who are not interested persons of VC I, as defined in the Investment Company Act of 1940, as amended, approved an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC”) and Janus Capital Management, LLC (“Janus”) with respect to the Small-Mid Growth Fund ( the “Fund”) and concurrently terminated the Investment Sub-Advisory Agreements between VALIC and each of the Fund’s current sub-advisers, Wells Capital Management Incorporated (“Wells Capital”) and Century Capital Management, LLC (“Century”).

The Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into sub-advisory agreements without a shareholder vote. Shareholders of record on May 31, 2013 will receive a notice explaining how to access an information statement that contains additional information you should know about the terminations and approval.

The effective date of the Sub-Advisory Agreement will be on or about June 17, 2013 (the “Effective Date”). This supplement describes changes to the Fund that will occur on the Effective Date:

In the Fund Summary, the Principal Investment Strategies of the Fund will be deleted in its entirety and replaced with the following:

The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the Fund invests in equity securities of small- and medium-sized companies.

Under normal circumstances, the Fund invests at least 80% of its net assets in the common stock of small- and medium-sized companies located in domestic or foreign markets. Generally, small- and medium-sized companies include companies whose market capitalizations, at the time of purchase, are equal to or less than the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent reconstitution of the Russell Midcap Index on May 31, 2012, the market capitalization of the largest company in the Index was approximately $17.4 billion.

The sub-adviser uses a “bottom up” approach to select investments, which means the sub-adviser looks at companies one at a time to determine if a company is an attractive investment opportunity.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Under Principal Risks of Investing in the Fund the reference to “Active Trading Risk” is deleted in its entirety and the following risk is inserted:

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Under Performance Information, the first two paragraphs are deleted in their entirety and replaced with the following:

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 2500® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Janus Capital Management, LLC (“Janus”) assumed sub-advisory responsibility on or about June 17, 2013. Prior to this time, the Fund was sub-advised by Wells Capital Management Incorporated and Century Capital Management, LLC (“Century Capital”).

In connection with Janus’ assumption of sub-advisory responsibility, the Fund changed its benchmark from the Russell 2000® Index to the Russell 2500® Growth Index. Management believes the Russell 2500® Growth Index better reflects the investment style of the new sub-adviser, Janus.

The table reflecting Average Annual Total Returns for the periods ended December 31, 2011 is deleted in its entirety and replaced with the following:

	1 Year	5 Years	Since Inception (12/05/2005)
Fund	-4.36%	-0.07%	0.99%
Russell 2500® Growth Index	-1.57%	2.89%	4.10%
Russell 2000® Growth Index	-2.91%	2.09%	3.44%

Under Investment Adviser, the paragraph and the chart are deleted in their entirety and replaced with the following:

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by Janus.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Chad Meade	2013	Portfolio Manager
Brian A. Schaub, CFA	2013	Portfolio Manager

Date: May 3, 2013